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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
US Unwired Inc.

     We consent to the use in this Amendment No. 3 to the Registration Statement of US Unwired, Inc. on Form S-1 of our report dated March 3, 1994, appearing in the Prospectus, which is part of the Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            /s/ SMITH, TURNER & REEVES, APA
                                            SMITH, TURNER & REEVES, APA

January 29, 1997
Jackson, Mississippi